Exhibit 10.4

FIRST AMENDMENT TO THE

AMENDED AND RESTATED AGREEMENT

OF LIMITED PARTNERSHIP

OF

MOELIS & COMPANY GROUP LP

a Delaware limited partnership

This FIRST AMENDMENT (this “Amendment”) is made by the undersigned as of November 7, 2014 to amend the Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of Moelis & Company Group LP, a Delaware limited partnership (the “Partnership”), dated as of April 15, 2014, by and among Moelis & Company Group GP LLC, a Delaware limited liability company, as the sole general partner (the “General Partner”), Moelis & Company, a Delaware corporation (the “Special Limited Partner”), and the Limited Partners (as defined therein) (the “Limited Partners” and, together with the General Partner, the “Partners”)

W I T N E S S E T H:

WHEREAS, in accordance with the terms of the Partnership Agreement, the Partners desire to amend the Partnership Agreement as described herein and agree to the related actions described herein;

WHEREAS, the requisite Consents of the Partners to this Amendment have been obtained in accordance with the terms of the Partnership Agreement; and

WHEREAS, except to the extent expressly further amended by this Amendment, the Partnership Agreement remains in full force and effect.

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the Partners, intending to be legally bound, hereby agree as follows:

ARTICLE 1.  DEFINITIONS

Capitalized terms that are used but not defined in this Amendment shall have the meanings ascribed to such terms in the Partnership Agreement.

ARTICLE 2.  AMENDMENT

Section 14.2(a).  Section 14.2(a) of the Partnership Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

“(a) Subject to Section 14.2(c), the Special Limited Partner shall use its reasonable best efforts, at its sole expense, to file with the Commission:

(i) as soon as practicable after the Company becomes eligible to file a shelf-registration statement on Form S-3, a shelf registration statement on Form S-3 (or, if the Special Limited Partner elects, such other form under the Securities Act then available to the Special Limited Partner) providing for (a) the exchange, from time to time, of all Partnership Class A Common Interests held by any Former Common Holder (or its Substituted Limited Partner) and all Partnership Class A Common Interests not the subject of clause (a) of the definition of Lock-Up Partnership Interests for Class A Shares and (b) the resale, pursuant to Rule 415 under the Securities Act from time to time, of such Class A Shares received upon such exchange by such Holders; and

(ii) within three (3) months following the fourth (4th) anniversary of the IPO Closing Date, a shelf registration statement on Form S-3 (or, if the Special Limited Partner elects, such other form under the Securities Act then available to the Special Limited Partner) providing for (a) the exchange, from time to time, of all Partnership Class A Common Interests held by any Holder of Lock-Up Partnership Interests for Class A Shares and (b) the resale, pursuant to Rule 415 under the Securities Act from time to time, of such Class A Shares received upon such exchange by such Holders.

The Special Limited Partner will notify the General Partner, within five (5) business days after the date on which a shelf registration statement is first filed with the Commission pursuant to this Section 14.2, of the filing. The Special Limited Partner will use its commercially reasonable efforts to cause each such shelf registration statement to be declared effective by the Commission as soon as reasonably practicable after such filing, subject to Section 14.2(c). The Special Limited Partner further agrees to prepare and file with the Commission such amendments and supplements to each such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, subject to Section 14.2(c), until all Registrable Securities included in such registration statement have been sold thereunder in accordance with the method of distribution set forth therein and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition or Rule 144 under the Securities Act (or any successor rule).”

Section 14.2(c).  Section 14.2(c) of the Partnership Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

“(c) Notwithstanding anything to the contrary contained in this Agreement, the Special Limited Partner shall be entitled, from time to time, by providing written notice to the General Partner, (i) to require such Holders to suspend the use of the prospectus for sales of Registrable Securities under any registration statement filed pursuant to this Section 14.2 for a reasonable period of time not to exceed, with respect to such registration statement, 90 days in succession or 180 days in the aggregate in any 12-month period (a “Suspension Period”), and (ii) to postpone the filing of any shelf registration statement pursuant to Section 14.2(a), in each case, if the Special Limited Partner shall determine that it is required to disclose in any such registration statement a financing, acquisition, corporate reorganization or other similar transaction or other material event or circumstance affecting the Special Limited Partner or its securities, and that the disclosure of such information at such time would be detrimental to the Special Limited Partner or the holders of its equity securities.

In the case of a suspension pursuant to clause (i) above, immediately upon receipt of such notice, the applicable Holders shall suspend the use of any such prospectus until the requisite changes to such prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information is made. After the expiration of any Suspension Period and without any further request from a Holder, the Special Limited Partner shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the applicable registration statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In the case of a postponement pursuant to clause (ii) above, the Special Limited Partner shall use its reasonable best efforts to file such shelf registration statement within 90 days after such time as the public disclosure of such information is made.”

ARTICLE 3.  EFFECTIVENESS OF AMENDMENT

This Amendment shall be effective upon execution by the General Partner. From and after the date hereof, each reference to the Partnership Agreement in any other instrument or document shall be deemed a reference to the Partnership Agreement as amended hereby unless the context otherwise requires.

ARTICLE 4.  EFFECTIVENESS OF AMENDMENT

4.1          No Other Amendments.  The Partnership Agreement has not been amended other than by this Amendment and, as amended by this Amendment, the Partnership Agreement is and remains in full force and effect.  In the event of any conflict between this Amendment and the Partnership Agreement, the terms of this Amendment shall prevail.

4.2          Governing Law.  This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to principles of conflicts of laws) to the extent not preempted by applicable Federal law.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first set forth above.

Moelis & Company Group GP LLC

By: Moelis & Company, its sole member

By:	/s/ Osamu Watanabe
Name:	Osamu Watanabe
Title:	General Counsel